CONTRIBUTION AND INDEMNIFICATION AGREEMENT


          CONTRIBUTION AND INDEMNIFICATION AGREEMENT, dated as of June 30, 2005 (the "Agreement"), by and between Cedric Kushner Promotions, Inc., a Delaware corporation ("CKP") and World Wide South Beach, LLC ("WWSB"). Each of CKP and WWSB is hereinafter sometimes referred to as a "Guarantor" and together as the "Guarantors".

                                   BACKGROUND

          WHEREAS, CKP is a party to that certain Guaranty and Pledge Agreement, dated as of June 30, 2004, as amended as of the date hereof (the "CKP Guaranty"), in favor of Redwood Holdings Limited, Platinum Partners Value Arbitrage Fund, L.P., and WEC Partners LLC (collectively, the "Investors") pursuant to which, among other things, CKP provided a guaranty of payment to the Investors of the capital contribution amount of $1,000,000 (the "Capital Contribution Amount") to, among other things, provide initial financing under that certain Limitied Liability Company Agreement (the "LLC Agreement"), dated as of June 30, 2004, of Pledge This Holdings, LLC, a Delaware limited liability company (the "Company").

          WHEREAS, WWSB is a party to that certain Guaranty Agreement, dated as of June 30, 2005 (the "WWSB Guaranty" and, together with the CKP Guaranty, the "Guarantees"), in favor of the Investors pursuant to which, among other things, WWSB provided a guaranty of payment to the Investors of the Capital Contribution Amount.

          The Guarantors desire to make arrangements by and between themselves to allocate the liability of the Guarantors under the Guarantees.

          NOW, THEREFORE, in consideration of the premises and intending to be legally bound, the parties agree as follows:

     1. Contribution and Indemnification. (a) The Guarantors acknowledge and agree that it is their intention that, if payment of any Capital Contribution Amount is required to be made pursuant to the Guarantees, the aggregate amount of such payments (the "Total Liability Amount") shall be shared by, and allocated between each of CKP and WWSB in accordance with the percentages set forth opposite their respective names as set forth on Schedule A attached hereto and made a part hereof (such percentage hereinafter referred to as the
"Designated  Percentage"  of  such  Guarantor).   Accordingly,   each  Guarantor
severally agrees (subject to the provisions of Section 3 hereof) that, if any required payment of the Total Liability Amount (the "Required Payment Amount") is made by, or demanded of, a Guarantor (the "Claiming Guarantor") under the Guarantees, the other Guarantor shall immediately indemnify the Claiming Guarantor and pay the Claiming Guarantor (if and only if the Claiming Guarantor has made a payment under the Guaranty), or by directly paying the Investors or any other third party designated by the Claiming Guarantor (if a payment has
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been demanded of the Claiming Guarantor, but the Claiming Guarantor has not made such payment), an amount equal to the product obtained by multiplying the Required Payment Amount by the Designated Percentage of such other Guarantor. In the event that both Guarantors are required to make payments of any Required Payment Amount pursuant to the Guaranty, the Guarantors shall, in good faith, make such adjustments in the amounts that each is required to pay (whether directly pursuant to the Guaranty or pursuant to the provisions of this Agreement), so that each such Guarantor shall be required to pay no more than his or her Designated Percentage of the aggregate Required Payment Amount.

       (b) When a Claiming Guarantor receives a demand for payment, or makes a payment, under the Guaranty, as applicable, such Claiming Guarantor shall notify the other Guarantor, which notice (the "Notice") shall constitute a demand for payment from such other Guarantor pursuant to this Section 1 and shall contain a copy of any payment notice received by such Claiming Guarantor and evidence of any payment made.

       (c) Any Guarantor making a payment pursuant to this Section 1 shall be subrogated to the rights of the Claiming Guarantor, or such other third party to whom such payment is made to the extent of such payment.

       (d) In the event that one or both of the Guarantors becomes a party to any action or proceeding in which claims are asserted against such Guarantor(s) seeking to require the Guarantor(s) to pay amounts pursuant to the Guaranty, the other Guarantor (if applicable) agrees that, if the Guarantor(s) brings a third party action against any one or more of the other Guarantor in such action or proceeding (in which the basis of the claim of the third party plaintiff Guarantor is that the other Guarantor (if applicable) are liable, up to their respective Designated Percentages, for the claim being asserted against the third party plaintiff Guarantor), the other Guarantor (if applicable): (i) shall submit to the jurisdiction of the court in which such action or proceeding is pending; and (ii) unconditionally waives and agrees not to assert by way of motion, as a defense or otherwise any claims that he or she is not subject to the jurisdiction of such court, that such action is brought in an inconvenient forum or that the venue of such action or proceeding is improper. Each Guarantor irrevocably waives trial by jury in connection with any such third party action or proceeding.

       (e) Notwithstanding anything to the contrary herein, or in any other agreements executed concurrently herewith, any and all payments owed to the Investors ("Installment Payments") pursuant to that certain Installment Payment Agreement (the "Installment Payment Agreement"), dated as of June 30, 2004, as amended as of the date hereof, are the sole responsibility of CKP and are outside the purview and scope of this Agreement. CKP acknowledges and agrees that WWSB shall have no contribution or indemnification obligations with respect to any Installment Payments, and shall not be liable for such payments. CKP agrees that, if any Installment Payment is made by, or demanded of, WWSB, CKP
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shall  immediately  indemnify  WWSB and pay WWSB (if and only if WWSB has made a payment), or by directly paying the Investors or any other third party designated by WWSB (if a payment has been demanded of WWSB, but WWSB has not made such payment), the amount of such payment, plus any fees, costs and disbursements incurred by WWSB in connection with the enforcement of this
Section 1(e).

     2. Subrogation. In addition to all such rights of indemnification and subrogation that the Guarantors may have under the Guarantees or applicable law (but subject to Section 3 hereof and to the provisions of the Guarantees), in the event a payment shall be made by any Guarantor under the Guarantees, such Guarantor shall be subrogated to the rights of the Investors to the extent of such payment in all respects and shall be entitled to the same priority on allocations and distributions of Cash Flow (as defined in the LLC Agreement) with respect to the Capital Contribution Amount as set forth under the LLC Agreement. If both Guarantors make a payment of the Capital Contribution Amount under the Guarantees, both Guarantors shall be subrogated to the rights of the Investors on a pro rata basis in accordance with their Designated Percentages. Solely for purposes of illustration, if WWSB pays the Capital Contribution Amount of $1,000,000 to the Investors under the WWSB Guaranty, and CKP pays WWSB its required Designated Percentage of $200,000, each of WWSB and CKP shall be subrogated to the rights of the Investors on a pro rata basis, or $800,000 for WWSB and $200,000 for CKP.

     3. Subordination. (a) Notwithstanding any provision of this Agreement to the contrary, the obligations of the Guarantors pursuant to this Agreement (the "Agreement Obligation") are subordinate and junior in right of payment to the Guarantor's obligations in the manner and to the extent set forth in the Guarantees (the "Obligations"). No failure on the part of any Guarantor to make the payment required by Sections 1 or 2 (or any other payments required under applicable law or otherwise) shall in any respect limit the Obligations of any Guarantor, and each Guarantor shall remain liable for the full amount of its Obligations under the Guarantees or, solely with respect to CKP, the Installment Payment Agreement.

       (b) Notwithstanding any provision of this Agreement to the contrary, the right of CKP to allocations and distributions of Cash Flow (as defined in the LLC Agreement) with respect to the Capital Contribution Amount shall be junior and subordinate in all respects to the right to payment of WWSB. Solely for purposes of illustration, if WWSB pays the Capital Contribution Amount of $800,000 to the Investors under the WWSB Guaranty, and CKP pays the Capital Contribution Amount of $200,000 to the Investors, CKP shall be junior and subordinate to the rights to payment of WWSB.

     4. Indemnification; Attorney's Fees: CKP agrees to indemnify, defend and hold harmless WWSB against any and all claims resulting from a breach of any of CKP's obligations hereunder, including without limitation, the obligations set forth in paragraph 1(e), including all reasonable attorney's fees and costs in connection therewith. WWSB agrees to indemnify, defend and hold harmless CKP
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against any and all claims resulting from a breach of any of WWSB's  obligations hereunder, including all reasonable attorney's fees and costs in connection therewith. In the event of a dispute between the parties hereunder, the prevailing party shall be entitled to reimbursement of outside attorneys fees and costs.

     5. Termination. This Agreement shall survive and be in full force and effect so long as any Obligations or any Agreement Obligation hereunder is outstanding and has not been indefeasibly paid in full, and shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligations or Agreement Obligation is rescinded or must otherwise be restored by any Guarantor upon the bankruptcy or reorganization of any Guarantor, or otherwise.

     6. Relationship of Parties. Nothing contained herein shall be deemed to constitute a partnership between, or a joint venture by, or an agency or other relationship between or among the parties. This Agreement is between two independent contracting parties.

     7. Notices. All notices and other communications hereunder shall be in writing, and shall be delivered in person, or by first class certified mail return receipt requested (with all postage prepaid), or by facsimile transmission duly addressed to the parties at their respective addresses or facsimile numbers, as applicable, set forth as follows:

                                    If to CKP:

                                    1414 Avenue of the Americas
                                    Suite 1402
                                    New York, New York  10019
                                    Attn:  Mr. Jim DiLorenzo
                                    Fax No.:  (212) 755-1989

                                    If to WWSB:

                                    c/o Darin Frank, Esq.
                                    Eisner & Associates
                                    9777 Wilshire Blvd.
                                    Suite 718
                                    Beverly Hills, California 90212
                                    Fax No.:  (310) 205-6081

Any party may specify a different address (or facsimile number) for such purpose by a notice of change of address (or facsimile number) given to the other party in the manner specified by this Section 6. Any notice or other communication hereunder shall be effective on the day delivered in person, or on the day received, if sent by mail (as aforesaid), or on the day sent, if sent by facsimile transmission prior to 5:00 p.m. (New York time) on a business day and if a written confirmation of receipt is obtained; provided that a copy of the facsimile transmission is also mailed to the intended recipient.
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     8. Remedies Cumulative;  Invalidity.  All remedies,  rights,  undertakings, obligations and agreements contained in this Agreement shall be cumulative, and none of them shall be in limitation of any other remedy, right, undertaking, obligation or agreement available to any of the parties hereto, whether at law, in equity or otherwise. The provisions of this Agreement are in addition to and not in limitation of any rights of subrogation, contribution or indemnity that any Guarantor may have pursuant to applicable law. The invalidity, illegality or unenforceability of any term or provision contained in this Agreement (as determined by a court of competent jurisdiction) shall in no way affect the validity, legality or enforceability of any other term or provision hereof. It is the intent of the parties that this Agreement be enforced to the fullest extent permitted by applicable law.

     9. Headings, etc. The section headings contained in this Agreement are inserted herein for the purpose of convenience and reference only and are not to be given any substantive effect and shall not be used or have any affect on the construction or interpretation of any term or provision hereof.

     10. Amendment; Waiver. Any amendment, modification or waiver of any term or provision of this Agreement shall only be effective if such amendment, modification or waiver is evidenced by an instrument in writing duly executed by each of the parties hereto. No waiver by a party of any breach of any provision of this Agreement shall be deemed to be a waiver of any preceding or subsequent breach of the same or similar nature or of any other provision of this Agreement.

     11. GOVERNING LAW; JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN, WITHOUT REGARD OR REFERENCE TO ITS CHOICE OF LAWS OR CONFLICTS OF LAWS PRINCIPLES. THIS AGREEMENT SHALL NOT BE CONSTRUED OR INTERPRETED AGAINST THE PARTY CAUSING THIS AGREEMENT TO BE DRAFTED. THE PARTIES HEREBY UNCONDITIONALLY AND IRREVOCABLY CONSENT TO THE EXCLUSIVE PERSONAL AND SUBJECT MATTER JURISDICTION OF THE FEDERAL DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE COUNTY OF NEW YORK IN RESPECT OF ANY CLAIM, ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. IN CONNECTION WITH ANY SUCH CLAIM, ACTION, SUIT OR PROCEEDING, THE PARTIES UNCONDITIONALLY AND IRREVOCABLY WAIVE ANY RIGHT (A) TO CONTEST THE VENUE OF SUCH COURTS; (B) TO ASSERT THAT SUCH
COURTS IN ANY WAY  CONSTITUTE AN  INCONVENIENT  FORUM;  (C) TO REQUEST OR HAVE A
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JURY TRIAL;  AND (D) TO ASSERT THAT SUCH PARTY IS ENTITLED TO ANY IMMUNITY  FROM
LEGAL PROCESS, JUDGMENT OR EXECUTION OF JUDGMENT. THE PREVAILING PARTY IN ANY CLAIM, ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE ENTITLED TO COLLECT ITS COSTS AND EXPENSES IN CONNECTION WITH SUCH CLAIM, ACTION, SUIT OR PROCEEDING (INCLUDING, WITHOUT LIMITATION, THE REASONABLE FEES AND EXPENSES OF ATTORNEYS AND OTHER EXPERTS AND COURT COSTS).

     12. Assignment, etc. This Agreement shall inure to the benefit of, and shall be binding upon, the parties and their successors (whether by merger or otherwise), permitted assigns, heirs, estate and personal representatives. Except as otherwise provided herein, this Agreement may not be assigned by any party hereto nor may any party's duties or obligations hereunder be delegated, without the prior written consent of the other party.

     13. Complete Agreement. This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof, and it supersedes and all other prior agreements and understandings, if any, whether oral or written, with respect to such subject mater, all of which are merged herein and therein. There are no representations, warranties, agreements or promises between the parties with respect to such subject matter, except those which are expressly set forth herein.

     14.   Counterparts.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one and the same agreement.



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     IN WITNESS  WHEREOF,  the parties  have  hereunto set their hands as of the date first above written.

                                          CEDRIC KUSHNER PROMOTIONS, INC.


                                          By: /s/ Jim DiLorenzo
                                               Jim DiLorenzo
                                               Executive Vice President

                                          WORLD WIDE SOUTH BEACH, LLC


                                          By:
                                             --------------------------



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                             Schedule A


                                                          Designated
                   Guarantor                              Percentage

                   World Wide South Beach, LLC                 80%
                   Cedric Kushner Promotions, Inc.             20%
                                                               ---
                                                              100%